UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2005

Accellent Corp.

 (Exact Name of Registrant as Specified in Charter)

Colorado	333-118675	91-2054669
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 West 7th Avenue, Suite 200, Collegeville, PA 19426-0992

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 489-0300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02—Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of October 7, 2005, as amended (the “Merger Agreement”) by and between Accellent Inc. and Accellent Acquisition Corp., Messrs. Bruce L. Rogers, Avinash A. Kenkare, Eric M. Pollock, William Landman, Larry G. Pickering, H. Stephen Cookston, T. Quinn Spiter, Jr. and Edward A. Johnson have tendered their resignations from the board of directors of Accellent Inc. and any of its subsidiaries, including Accellent Corp.  The resignations will be effective shortly before the effective time (as defined in the Merger Agreement) of the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELLENT CORP.

Date: November 17, 2005	By:	/s/ Stewart A. Fisher
	Name:	Stewart A. Fisher
	Title:	Chief Financial Officer, Vice President,
Treasurer and Secretary